VK-VIEQI SUM SUP-2 121616

Summary Prospectus Supplement dated December 16, 2016

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Equity and Income Fund

The following information replaces in its entirety the information appearing under the heading “FUND SUMMARY – Management of the Fund” in the prospectuses:

“Investment Adviser: Invesco Advisers, Inc.

Portfolio Managers	Title	Length of Service on the Fund
Thomas Bastian	Portfolio Manager (lead)	2010 (predecessor fund 2003)
Chuck Burge	Portfolio Manager	2010
Brian Jurkash	Portfolio Manager	2015
Sergio Marcheli	Portfolio Manager	2010 (predecessor fund 2003)
James Roeder	Portfolio Manager	2010 (predecessor fund 2003)
Matthew Titus	Portfolio Manager	2016

Effective on or about June 1, 2017, James Roeder will no longer serve as Portfolio Manager to the Fund.”

VK-VIEQI SUM SUP-2 121616